UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PENNYMAC FINANCIAL SERVICES, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET PENNYMAC FINANCIAL SERVICES, INC. 3043 TOWNSGATE ROAD WESTLAKE VILLAGE, CA 91361 V47458-P10310 You invested in PENNYMAC FINANCIAL SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024. Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 5, 2024 11:00 AM PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/PFSI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	To elect the twelve (12) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2025 Annual Meeting of Stockholders. **Nominees:**	
1a.	David A. Spector	For
1b.	James K. Hunt	For
1c.	Jonathon S. Jacobson	For
1d.	Doug Jones	For
1e.	Patrick Kinsella	For
1f.	Anne D. McCallion	For
1g.	Joseph Mazzella	For
1h.	Farhad Nanji	For
1i.	Jeffrey A. Perlowitz	For
1j.	Lisa M. Shalett	For
1k.	Theodore W. Tozer	For
1l.	Emily Youssouf	For
2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve, by non-binding vote, our executive compensation.	For

NOTE: To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

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V47459-P10310